Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2007	2006	2007	2006

OPERATING REVENUES:
Gas utility	$114.0	$116.8	$890.0	$848.6
Electric utility	143.6	123.2	361.6	324.4
Nonutility revenues	123.8	100.5	385.5	259.5
Total operating revenues	381.4	340.5	1,637.1	1,432.5

OPERATING EXPENSES:
Cost of gas sold	52.9	59.9	592.0	577.4
Cost of fuel and purchased power	50.5	46.8	129.5	115.8
Cost of nonutility revenues	57.5	48.8	210.2	174.8
Other operating	116.4	101.8	334.4	242.9
Depreciation and amortization	47.3	44.0	139.7	127.5
Taxes other than income taxes	11.7	10.8	50.9	45.7
Total operating expenses	336.3	312.1	1,456.7	1,284.1

OPERATING INCOME	45.1	28.4	180.4	148.4

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	(4.0)	3.2	18.7	14.7
Other - net	13.9	1.6	23.1	(4.5)
Total other income (expense)	9.9	4.8	41.8	10.2

INTEREST EXPENSE	25.7	24.2	74.1	69.9

INCOME BEFORE INCOME TAXES	29.3	9.0	148.1	88.7

INCOME TAXES	12.2	(3.0)	44.9	14.8

NET INCOME	$17.1	$12.0	$103.2	$73.9

AVERAGE COMMON SHARES OUTSTANDING	75.9	75.7	75.9	75.7
DILUTED COMMON SHARES OUTSTANDING	76.4	76.0	76.5	76.0

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.23	$0.16	$1.36	$0.98

DILUTED	$0.22	$0.16	$1.35	$0.97

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2007	2006	2007	2006

OPERATING REVENUES:
Gas utility	$114.0	$116.8	$890.0	$848.6
Electric utility	143.6	123.2	361.6	324.4
Other	0.4	0.5	1.3	1.4
Total operating revenues	258.0	240.5	1,252.9	1,174.4

OPERATING EXPENSES:
Cost of gas sold	52.9	59.9	592.0	577.4
Cost of fuel and purchased power	50.5	46.8	129.5	115.8
Other operating	65.6	61.6	198.4	182.8
Depreciation and amortization	40.4	38.0	119.4	112.8
Taxes other than income taxes	11.3	10.5	49.6	44.9
Total operating expenses	220.7	216.8	1,088.9	1,033.7

OPERATING INCOME	37.3	23.7	164.0	140.7

OTHER INCOME - NET	1.3	2.0	6.2	4.8

INTEREST EXPENSE	20.8	19.2	58.8	57.4

INCOME BEFORE INCOME TAXES	17.8	6.5	111.4	88.1

INCOME TAXES	7.1	-	41.8	31.1

NET INCOME	$10.7	$6.5	$69.6	$57.0

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	September 30,	December 31,
	2007	2006
ASSETS
Current Assets
Cash & cash equivalents	$11.2	$32.8
Accounts receivable - less reserves of $3.7 &
$3.3, respectively	145.2	198.6
Accrued unbilled revenues	60.7	146.5
Inventories	198.8	163.5
Recoverable fuel & natural gas costs	-	1.8
Prepayments & other current assets	132.1	172.7
Total current assets	548.0	715.9
Utility Plant
Original cost	3,990.8	3,820.2
Less: accumulated depreciation & amortization	1,499.1	1,434.7
Net utility plant	2,491.7	2,385.5
Investments in unconsolidated affiliates	194.5	181.0
Other investments	73.0	74.5
Nonutility property - net	312.9	294.4
Goodwill - net	238.0	237.8
Regulatory assets	184.8	163.5
Other assets	37.9	39.0
TOTAL ASSETS	$4,080.8	$4,091.6
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$164.8	$180.0
Accounts payable to affiliated companies	33.7	89.9
Refundable fuel & natural gas costs	25.9	35.3
Accrued liabilities	151.0	147.2
Short-term borrowings	486.7	464.8
Current maturities of long-term debt	17.8	24.2
Long-term debt subject to tender	20.0	20.0
Total current liabilities	899.9	961.4
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,208.3	1,208.0
Deferred Income Taxes & Other Liabilities
Deferred income taxes	256.6	260.7
Regulatory liabilities	303.1	291.1
Deferred credits & other liabilities	199.8	195.8
Total deferred credits & other liabilities	759.5	747.6
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.5 and 76.1 shares, respectively	531.7	525.5
Retained earnings	674.2	643.6
Accumulated other comprehensive income	6.8	5.1
Total common shareholders' equity	1,212.7	1,174.2
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,080.8	$4,091.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine months ended September 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$103.2	$73.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	139.7	127.5
Deferred income taxes & investment tax credits	18.0	(1.6)
Equity in earnings of unconsolidated affiliates	(18.7)	(14.7)
Provision for uncollectible accounts	12.7	12.4
Expense portion of pension & postretirement periodic benefit cost	7.3	8.1
Other non-cash charges - net	-	10.3
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	126.5	279.1
Inventories	(35.3)	(43.0)
Recoverable/refundable fuel & natural gas costs	(7.6)	31.9
Prepayments & other current assets	2.5	(29.7)
Accounts payable, including to affiliated companies	(74.3)	(146.1)
Accrued liabilities	(15.0)	(42.0)
Unconsolidated affiliate dividends	20.0	33.5
Changes in noncurrent assets	(13.5)	(20.7)
Changes in noncurrent liabilities	(33.3)	(15.3)
Net cash flows from operating activities	232.2	263.6
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt	-	0.1
Stock option exercises	5.2	(0.4)
Requirements for:
Dividends on common stock	(71.8)	(69.3)
Retirement of long-term debt, including premiums paid	(6.6)	(0.4)
Net change in short-term borrowings	21.9	32.3
Net cash flows from financing activities	(51.3)	(37.7)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	11.7	1.9
Other collections	37.3	2.9
Requirements for:
Capital expenditures, excluding AFUDC equity	(239.0)	(185.9)
Unconsolidated affiliate investments	(12.4)	(16.7)
Other investments	(0.1)	(41.9)
Net cash flows from investing activities	(202.5)	(239.7)
Net decrease in cash & cash equivalents	(21.6)	(13.8)
Cash & cash equivalents at beginning of period	32.8	20.4
Cash & cash equivalents at end of period	$11.2	$6.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2007	2006	2007	2006

REPORTED EARNINGS:
Utility Group	$10.7	$6.5	$69.6	$57.0

Non-utility Group
Energy Marketing and Services	(2.0)	(0.2)	15.6	13.0
Coal Mining	0.4	1.6	2.7	4.3
Energy Infrastructure Services	4.6	3.6	6.6	3.2
Other Businesses	0.1	(0.1)	0.2	0.1
Total Non-utility Operations	3.1	4.9	25.1	20.6

Corporate and Other	(0.2)	-	0.2	-

Sub-Total Operations	13.6	11.4	94.9	77.6

Synfuels-related	3.5	0.6	8.3	(3.7)

Vectren Consolidated	$17.1	$12.0	$103.2	$73.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2007	2006	2007	2006

GAS OPERATING REVENUES (Millions):

Residential	$67.2	$68.7	$591.2	$555.2
Commercial	30.9	33.5	240.7	236.4
Industrial	12.1	12.4	47.5	47.1
Miscellaneous Revenue	3.8	2.2	10.6	9.9
	$114.0	$116.8	$890.0	$848.6

GAS MARGIN (Millions):

Residential	$35.8	$34.6	$190.4	$171.9
Commercial	10.1	10.2	59.4	54.6
Industrial	9.2	9.5	34.9	34.2
Miscellaneous	6.0	2.6	13.3	10.5
	$61.1	$56.9	$298.0	$271.2

GAS SOLD & TRANSPORTED (MMDth):

Residential	3.8	4.1	51.7	43.5
Commercial	2.6	2.9	23.4	20.2
Industrial	18.0	17.7	62.5	61.2
	24.4	24.7	137.6	124.9

AVERAGE GAS CUSTOMERS

Residential	889,257	882,366	899,926	893,029
Commercial	82,870	82,358	83,790	83,334
Industrial	1,655	1,636	1,643	1,645
	973,782	966,360	985,359	978,008

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)			96%	87%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2007	2006	2007	2006

ELECTRIC OPERATING REVENUES (Millions):

Residential	$56.2	$43.6	$123.2	$101.7
Commercial	34.3	27.7	84.0	72.2
Industrial	39.1	36.2	105.0	97.0
Municipals	8.3	7.8	20.1	20.0
Miscellaneous Revenue	0.9	3.2	5.6	9.1
Total Retail	138.8	118.5	337.9	300.0
Net Wholesale Revenues	4.8	4.7	23.7	24.4
	$143.6	$123.2	$361.6	$324.4

ELECTRIC MARGIN (Millions):

Residential	$41.3	$31.3	$90.7	$75.7
Commercial	23.2	18.0	57.2	49.9
Industrial	21.6	18.9	56.4	53.4
Municipals	3.6	3.5	9.3	10.1
Miscellaneous	0.8	3.1	5.4	8.8
Total Retail	90.5	74.8	219.0	197.9
Net Wholesale Margin	2.6	1.6	13.1	10.7
	$93.1	$76.4	$232.1	$208.6

ELECTRICITY SOLD (GWh):

Residential	547.7	474.6	1,290.3	1,147.3
Commercial	406.7	372.4	1,067.4	1,005.1
Industrial	638.7	674.7	1,942.4	1,983.9
Municipals	187.4	178.1	469.4	480.3
Miscellaneous Sales	4.7	4.8	14.1	14.4
Total Retail	1,785.2	1,704.6	4,783.6	4,631.0
Wholesale	96.5	110.8	544.1	763.1
	1,881.7	1,815.4	5,327.7	5,394.1

AVERAGE ELECTRIC CUSTOMERS

Residential	122,194	121,263	122,078	121,015
Commercial	18,489	18,428	18,478	18,361
Industrial	109	107	109	107
All Others	38	36	37	36
	140,830	139,834	140,702	139,519

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)	127%	95%	127%	95%
Heating Degree Days (Indiana)			90%	84%